Exhibit 99.3

DIODES 4Q AND FISCAL 2012 EARNINGS CALL

QUESTION AND ANSWER

Operator

(OPERATOR INSTRUCTIONS). STEVE SMIGIE, RAYMOND JAMES.

Steve Smigie - Raymond James & Associates - Analyst

GREAT. THANKS A LOT. SO GUYS, NICE GROWTH YEAR-OVER-YEAR IN THE FOURTH QUARTER OF 14%. THAT’S PRETTY GOOD IN A TOUGH ENVIRONMENT. I WAS HOPING YOU COULD GIVE A LITTLE BIT OF COLOR, DR. LU, ON HOW ORDERS ARE TRENDING. ARE YOU SEEING MORE POSITIVE OUTLOOK? BECAUSE I THINK YOU SAID IN YOUR PRESS RELEASE, YOU’RE GUIDING A LITTLE BIT OF BOTH SEASONAL. AND WE’VE BEEN HEARING FROM SOME OF THE OTHER GUYS THAT ARE SIMILAR COMPANIES THAT HAVE TALKED ABOUT IMPROVING ORDER PATTERNS. AND I’M JUST CURIOUS IF YOU’VE SEEN THE BETTER ORDER PATTERNS, AND IF IT’S JUST CHINESE NEW YEAR OR IF THERE’S SOMETHING MORE MEANINGFUL HERE. THANKS.

Keh-Shew Lu - Diodes Incorporated - President and CEO

WELL, STEVE, I JUST CAME BACK FROM CHINA — OR FROM TAIWAN — YESTERDAY. AND I DO SEE SOME OF THE UPTICK OF BUSINESS OR MARKET IN ASIA. BUT NOTHING REALLY SHOWS A STRONGLY RECOVERY. IT’S NOT. I JUST SEE A FEW COMPANIES CHANGED OR CANCELLED THE CHINESE NEW YEAR VACATION OR HOLIDAY, AND SOME OF THE COMPANIES SHORTENED THAT CHINESE NEW YEAR HOLIDAY.

SO, YOU CAN FEEL A LITTLE BIT UPTICK. BUT SINCE RIGHT NOW, THEY ARE STILL IN THE CHINESE NEW YEAR HOLIDAYS. WE REALLY DON’T KNOW UNTIL — AFTER THE CHINESE NEW YEAR, THEN, WE WILL KNOW FOR SURE. NOW, I DID — MARK KING ANSWER YOU ON THE US AND EUROPE. BUT IN DIODES, WE DO GAIN THE MARKET SHARE. WE DO CONTINUE TO HAVE VERY STRONG DESIGN WINS. SO, WE ARE ABLE TO MAKE THE GUIDANCE FLAT INSTEAD OF GOING SEASONALLY DOWN. AND MARK, DO YOU WANT TO TALK ABOUT US AND EUROPE?

Mark King - Diodes Incorporated - SVP, Sales and Marketing

YES, STEVE, WE ARE DEFINITELY SEEING AN UPTICK IN THE NORTH AMERICAN MARKETPLACE, AND WE ARE SEEING SOME SLIGHT SIGNS OF RECOVERY IN EUROPE. SO, MORE POSITIVE SIGNS RATHER THAN A CLEAR INDICATION. I’D I THINK, DEFINITELY, THINGS ARE IMPROVING GLOBALLY.

Steve Smigie - Raymond James & Associates - Analyst

OKAY, GREAT. AND THEN I WAS HOPING, RICK, IF YOU COULD TALK A LITTLE BIT MORE ABOUT THE TAXES? I THINK, IF I DID THE MATH RIGHT, YOU ARE SOMETHING LIKE A 13.5% TAX RATE FOR THE MARCH QUARTER HERE. IS THAT SOMETHING WE SHOULD THINK ABOUT AS THE RATE THROUGHOUT THE REST OF THE CALENDAR YEAR? AND CAN YOU TALK A LITTLE BIT ABOUT POSSIBLE IMPACT OF, IF YOU GO THROUGH THE CHINESE AUDIT ON THE TAXES, WOULD THAT INCREASE YOUR TAX RATE IF IT GOES AGAINST YOU? AND WHAT’S THE LIKELIHOOD OF THAT GOING AGAINST YOU?

Rick White - Diodes Incorporated - CFO, Secretary and Treasurer

YES, SURE. SO 13.5% IS THE MIDPOINT OF OUR GUIDANCE FOR THE FIRST QUARTER. AND YOU CAN ASSUME THAT IT’S THE SAME FOR THE REST OF THE YEAR FOR 2013. AS FAR AS THE HIGH-TECH TAX RATE, WE HAVE BEEN APPROVED. OUR CHINESE SUBSIDIARIES HAVE BEEN APPROVED FOR THE HIGH-TECH TAX RATE FOR THE NEXT THREE YEARS ALREADY. THAT OCCURRED IN THE FOURTH QUARTER. SO, FROM THAT STANDPOINT, WE BELIEVE THAT WE HAVE NO ISSUE GOING FORWARD WITH THAT. IT’S JUST THE QUESTION OF THIS AUDIT, AND WHAT THE OUTCOME OF THAT AUDIT IS GOING TO BE. AND TO DATE, WE DON’T HAVE ANY INPUT ON THAT.

Steve Smigie - Raymond James & Associates - Analyst

OKAY, GREAT. THE LAST QUESTION WAS JUST ON GROSS MARGIN. IF WE WERE TO GET A SEASONAL UPTICK IN THE JUNE QUARTER, LET’S SAY 4% OR 5%, OR SOMETHING LIKE THAT EVEN IF IT’S NOT SEASONAL. IF WE GET THAT SORT OF UPTICK, HOW BIG OF A GROSS MARGIN IMPACT WOULD THAT HAVE? WOULD THAT HAVE A MEANINGFUL IMPACT ON UTILIZATION, SUCH THAT WE COULD SEE A COUPLE OF HUNDRED BASIS POINTS OR MORE JUMP IN GROSS MARGIN IN THE JUNE QUARTER?

Keh-Shew Lu - Diodes Incorporated - President and CEO

WELL, YOU ARE TALKING ABOUT THE SECOND OR THIRD QUARTER. WE DON’T GIVE ANY GUIDANCE ON THAT. BUT, IF THE MARKET TURNS AND WE START TO GET A SIGNIFICANT GROWTH THEN YOU CAN SEE A MAJOR UTILIZATION IMPROVEMENT. AND THAT WILL HELP US ON THE GPM PERCENT. BUT THAT REALLY DEPENDS ON WHAT WILL BE HAPPENING IN SECOND QUARTER, OR EVEN YOU’RE TALKING ABOUT THIRD QUARTER. BUT AT THIS MOMENT, WE DO NOT HAVE ANY INFORMATION, AND WE DO NOT GIVE THAT GUIDANCE. IT COMPLETELY DEPENDS ON THE LOADING. AND WE TRY TO QUALIFY BCD, AND THAT IS — DEPEND ON THE QUALIFICATION AND DEPEND ON CUSTOMER ACCEPTANCE. SO WE REALLY DO NOT HAVE THE NUMBER IN OUR MIND YET ABOUT WHAT WILL BE THE IMPROVEMENT OF THE LOADINGS.

Steve Smigie - Raymond James & Associates - Analyst

OKAY, GREAT. THANKS A LOT. CONGRATULATIONS AGAIN.

Operator

CHRISTOPHER LONGIARU, SIDOTI & COMPANY.

Christopher Longiaru - Sidoti & Company - Analyst

CONGRATULATIONS ON THE GUIDANCE, ESPECIALLY VERSUS COMPETITORS.

Keh-Shew Lu - Diodes Incorporated - President and CEO

THANK YOU.

Christopher Longiaru - Sidoti & Company - Analyst

I GUESS MY QUESTION HAS TO DO WITH — WHAT’S THE TIMING ON THE CLOSURE OF BCD AT THIS POINT? AND IS THERE ANY — HOW MUCH OF THAT IS IN THE GUIDE AT THIS POINT? AND IS THAT THE REASON WHY THE GUIDANCE RANGE IS A LITTLE WIDER THAN USUAL?

Keh-Shew Lu - Diodes Incorporated - President and CEO

OKAY, NUMBER ONE, ON OUR GUIDANCE ASSUMES HAVE NO BCD IN THERE. THAT’S NUMBER ONE. NUMBER TWO, YOU KNOW THAT BCD GOING TO THE SHAREHOLDER MEETING ON FEBRUARY 28TH. AND WE WOULD LIKE TO, AFTER IF THEY APPROVE IT, THEN WE WOULD LIKE TO CLOSE AS FAST AS WE CAN. AND SO, IF THERE’S NO SURPRISE, THEN MAYBE AT THE BEGINNING OR AT THE FIRST PORTION OF MARCH, INSTEAD OF APRIL. BUT THAT REALLY DEPENDS ON ANY SURPRISE OR ANYTHING HAPPEN (MULTIPLE SPEAKERS)

Rick White - Diodes Incorporated - CFO, Secretary and Treasurer

APPROVAL BY THEIR SHAREHOLDERS FIRST, RIGHT?

Keh-Shew Lu - Diodes Incorporated - President and CEO

APPROVAL, YES.

Christopher Longiaru - Sidoti & Company - Analyst

Okay, great. And then just on the inventories that are in the channel right now — Mark, can you comment a little bit about how those kind of trended during the course of the quarter, and any indications of what you’re seeing at this point into the first quarter?

Mark King - Diodes Incorporated - SVP, Sales and Marketing

YES, I THINK WE ARE — ACTUALLY OUR INVENTORY POSITION IS QUITE SOLID. OUR EUROPEAN INVENTORY IS VERY LOW. OUR NORTH AMERICAN INVENTORY CONTINUED TO DECLINE. I THINK OVERALL, GLOBALLY, WE WERE DOWN 2.5% FOR THE QUARTER. AND ACTUALLY, I THINK THAT THE DISTRIBUTORS HAVE BEEN WORKING THEIR INVENTORY — I DON’T KNOW, THE LAST SIX QUARTERS, AND IT HAS CONTINUED TO DECLINE. SO I THINK IT’S IN VERY, VERY GOOD SHAPE.

Christopher Longiaru - Sidoti & Company - Analyst

SO, IN THE SCOPE OF A REBOUND, ONCE WE ARE STARTING TO SEE SOME SIGNS OF IN 2013, WOULD YOU HAVE TO PICK UP A LITTLE BIT MORE INVENTORY INTERNALLY TO HEDGE AGAINST GETTING OUT PRODUCT IN TIME FOR GUYS THAT NEED IT? OR DO YOU THINK THAT WHAT YOU HAVE NOW IS OKAY? CAN YOU GIVE US A LITTLE GUIDANCE THERE?

Keh-Shew Lu - Diodes Incorporated - President and CEO

GO AHEAD.

Mark King - Diodes Incorporated - SVP, Sales and Marketing

NO, GO AHEAD, DR. LU. FEEL FREE.

Keh-Shew Lu - Diodes Incorporated - President and CEO

OKAY. I’M GOING TO TALKING ABOUT THE COMPANY INTERNAL INVENTORY. YOU KNOW BY END OF DECEMBER, WE ARE BUILDING UP INVENTORY FOR THE CHINESE NEW YEAR. BECAUSE EVEN THOUGH THE CHINESE NEW YEAR IS — RIGHT NOW, CHINESE NEW YEAR. AND YOU’RE GOING TO HAVE A LOT OF PEOPLE GO HOME FOR VACATION. AND WE PLAN TO SHUT DOWN FOR A COUPLE, TWO, THREE DAYS. AND SO, WE ACTUALLY BUILD UP THE INVENTORY IN DECEMBER — END OF DECEMBER. THEN, WE — I THINK SO, WE WOULD HOPING, OR WE THINK INTERNALLY BY END OF MARCH THAT INVENTORY SHOULD GO DOWN.

Christopher Longiaru - Sidoti & Company - Analyst

SHOULD GO DOWN, OKAY.

Keh-Shew Lu - Diodes Incorporated - President and CEO

WE DO NOT PLAN TO BUILD UP THE INVENTORY FOR THAT.

Christopher Longiaru - Sidoti & Company - Analyst

OKAY, ALL RIGHT. THAT’S ALL I HAVE FOR NOW. THANK YOU GUYS.

Operator

HARSH KUMAR, STEPHENS.

Harsh Kumar - Stephens Inc. - Analyst

CONGRATULATIONS ON A GOOD GUIDE. DR. LU, I HAD A COUPLE OF QUESTIONS. FIRST ONE, YOU JUST DID 26.5% MARGINS, GROSS. AND I THINK THE GUIDANCE IS, AT THE MIDPOINT, 25%. IS THERE ANYTHING GOING ON IN THAT NUMBER THAT IS CAUSING YOU TO GUIDE A LITTLE BIT LOWER? AND THEN I HAD A QUESTION ABOUT COPPER CONVERSION AS WELL.

Keh-Shew Lu - Diodes Incorporated - President and CEO

OKAY LET ME — I WILL ANSWER THAT. IT’S REALLY VERY SIMPLE. LIKE I SAY IN THE DECEMBER QUARTERS, WE ARE BUILDING UP SOME INVENTORY. SO THE UTILIZATION RATE WOULD BE HIGHER THAN 1Q — 1Q, OKAY. SO WE ORIGINALLY DID NOT REALLY PLAN ON REDUCED INVENTORY. SO, OUR GPM, OUR GROSS MARGIN WOULD BE AFFECTED BY THAT UTILIZATION. AND 1Q, BECAUSE THE CHINESE NEW YEAR HOLIDAY, LESS PEOPLE AND OUTPUT, THE PHYSICAL OUTPUT FROM THE FACTORY WILL BE LOWER THAN 4Q. AND THAT, YOU HAVE FIXED COSTS AND LOWER OUTPUT, THEN YOUR GPM PERCENT WILL BE LOW.

Harsh Kumar - Stephens Inc. - Analyst

THAT’S VERY HELPFUL, DR. LU. AND THEN, ARE YOU — DR. LU AND MARK — ARE YOU DONE WITH THE COPPER CONVERSION? HOW FAR ARE YOU? AND CAN YOU GIVE ME A SENSE OF WHAT THIS MEANS TO PROFITABILITY?

Keh-Shew Lu - Diodes Incorporated - President and CEO

NUMBER ONE, WE ARE NOT FINISHED. FROM THE MAKING FUNCTION TO CONSENT, WE ALMOST FINISHED THE COPPER WIRE QUALIFICATION. THE ONE WE WENT TO MOVE, WE WANT TO CONVERT, WE ALMOST DONE. BUT I THINK I’VE BEEN TALKING ABOUT IS A CUSTOMER ACCEPTANCE; FROM ESPECIALLY MAJOR CUSTOMERS, THEY DO NOT WANT TO CONVERT IT DURING THE PRODUCTION TIMES. SO THEY ALWAYS WANT TO WAIT UNTIL THEIR NEW DESIGN — RAMP IT UP. THEN, THEY WILL QUALIFY OUR COPPER WIRE PRODUCTS. AND SO, WE ARE NOT REALLY — FOR THE MAJOR CUSTOMER — WE ARE NOT REALLY CONVERTING YET, ESPECIALLY THE HIGH-VOLUME ONE.

Harsh Kumar - Stephens Inc. - Analyst

OKAY, THAT’S — I THINK I CAN UNDERSTAND THAT. AND THEN, DR. LU, IS THERE A BIG DIFFERENCE FROM BRINGING — LAST QUESTION FROM ME — PAM AND ERIS IN DECEMBER QUARTER CONTRIBUTION, VERSUS PAM AND ERIS IN THE MARCH QUARTER CONTRIBUTION?

Keh-Shew Lu - Diodes Incorporated - President and CEO

LET’S CHECK ONE BY ONE. PAM, WE CONSOLIDATE BY END OF OCTOBER. THEREFORE, IN 4Q, YOU HAD TWO MONTHS OF PAM; AND THEN, 1Q, YOU HAD THREE MONTHS. SO, THAT’S — YOU CAN SEE IT’S — HOW MUCH THAT IS. BUT DON’T FORGET IN 1Q, TYPICALLY CHINESE NEW YEAR SEASON, THAT WILL BE SLOWED DOWN SLIGHTLY. NOW FOR ERIS, THERE IS NO DIFFERENCE BECAUSE ERIS WAS CONSOLIDATE IN SEPTEMBER, OR END OF AUGUST. YES, SEPTEMBER. SO, IN THE 4Q YOU HAVE THREE MONTHS OF ERIS, AND 1Q YOU HAVE THREE MONTHS OF ERIS.

Harsh Kumar - Stephens Inc. - Analyst

OKAY, PERFECT. SO THAT’S VERY HELPFUL. I’LL GET BACK IN LINE. THANK YOU AND CONGRATULATIONS.

Operator

VIJAY RAKESH, STERNE, AGEE.

Vijay Rakesh - Sterne, Agee & Leach - Analyst

GOOD WORK ON THE Q4 GROSS MARGINS. I WAS WONDERING AS YOU LOOK AT — YOU MENTIONED THE GUIDE IS BEING IMPACTED BY FAB UTILIZATIONS. WHAT ARE THE UTILIZATIONS IN Q4, AND WHERE DO YOU EXPECT YOUR UTILIZATION IN Q1?

Keh-Shew Lu - Diodes Incorporated - President and CEO

OKAY, UTILIZATION IS BETTER THAN WHAT WE EXPECTED. IT’S BECAUSE, LIKE I MENTIONED, WE BUILD UP SOME INVENTORY FOR CHINESE NEW YEAR. SO YOUR OUTPUT SLIGHTLY WELL, YOU MOVE EVEN MORE. THEN, 1Q, YOU CAN SEE THE OUTPUT GOING TO BE LOW. AND IF WE GIVE THE GUIDANCE OF 25% VERSUS 26.3%, OKAY SO YOU KNOW, THAT IS ABOUT THE DIFFERENCE.

NOW, ON THE — WE SAID SLIGHTLY BETTER ON COPPER WIRE CONVERSION. THOSE WILL BE CONTINUE. SO IT WON’T GO DOWN. AND THIS, THE MIX, GET CHANGED SIGNIFICANTLY. IF THE MIX DON’T CHANGE. SO, WE ASSUME THE COPPER WIRE WILL BE THE SAME. AND, THEREFORE, YOU CAN SEE THAT DIFFERENCE IS REALLY DUE TO THE UTILIZATION.

Vijay Rakesh - Sterne, Agee & Leach - Analyst

AND AS YOU LOOK AT Q2, DO YOU SEE THE UTILIZATION HAS COME BACK TO THE KIND OF THE Q4 LEVEL? AND ALSO, AS BCD LAYERS IN, ARE THOSE GROSS MARGINS NICELY INCREMENTAL TO WHERE YOU ARE, LET’S SAY, AT THE Q1 LEVEL?

Keh-Shew Lu - Diodes Incorporated - President and CEO

OKAY, WE DO NOT GIVE THE GUIDANCE ON Q2 YET. BUT YOU CAN ESTIMATE IF THE BUSINESS — WE DON’T KNOW, BUT IF THE BUSINESS REALLY GROW, THEN UTILIZATION WILL BE BETTER. SO THAT IS — WE DON’T KNOW ON THE Q2 YET. BUT YOU NEED TO MAKE YOUR ASSUMPTION WHAT WILL BE THE Q2 REVENUE; AND THEN FROM THERE, YOU CAN ESTIMATE WHAT KIND OF IMPROVEMENT.

NOW, BCD IS A DIFFERENT STORY, BECAUSE BCD DO ANNOUNCE, DUE TO THEIR FAB TO CHIP IN, THEIR UTILIZATION WILL BE LOWER. AND I THINK THEY GAVE THEIR GUIDANCE OF 1Q. AND IF THIS JUST TURNS, THAN YOU CAN ESTIMATE WHAT WILL BE THE UTILIZATION. I DO NOT — IN OUR NUMBER, WE ASSUME THAT NO BCD. IN OUR 1Q GUIDANCE, WE ASSUME NO BCD. AND THEN, IF WE ARE ABLE TO CONSOLIDATE ONE MONTH OR CONSOLIDATE MARCH, IF WE GET CLOSE SOONER THEN IT WILL BE DIFFERENT.

Vijay Rakesh - Sterne, Agee & Leach - Analyst

GOT IT. OKAY. AND ON THE BCD SIDE, I MEAN THEIR FABS — ARE YOU BRINGING — WHEN DO YOU START TO MOVE THEIR PRODUCT IN-HOUSE? OR DO YOU PLAN TO KEEP THEIR FABS UP OPEN THROUGH THE YEAR?

Keh-Shew Lu - Diodes Incorporated - President and CEO

WE WILL TRY TO BRING THEIR ASSEMBLY SUBCON — NOT ALL OF THEM, BUT THE MAJORITY OF THEM — TO OUR ASSEMBLY SIDE. BUT IT TAKE MUCH LONGER TO BRING OUR PRODUCT TO THEIR FAB. BECAUSE FAB QUALIFICATIONS AND THE CONVERSION, IT TYPICALLY TAKE LONGER THAN PACKAGING CONVERSIONS.

Vijay Rakesh - Sterne, Agee & Leach - Analyst

OKAY, GREAT. THANKS A LOT, GUYS.

Operator

VERNON ESSI, NEEDHAM & COMPANY.

Vernon Essi - Needham & Company - Analyst

CONGRATULATIONS ON THIS GUIDANCE. REALLY THE ONLY THING I WOULD LIKE TO FOCUS ON, DR. LU, IS YOU HAD MENTIONED EARLIER ABOUT HAVING THE QUALIFICATIONS AND ACCEPTANCES WITH BCD. IS THERE ANY SORT OF TIMELINE OR MILESTONES YOU COULD WALK US THROUGH AS TO HOW THAT MIGHT TRANSPIRE AS YOU TRY TO GARNER THE ATTENTION OF SOME OF THOSE LARGER BRANDED COMPANIES THAT YOU ALREADY DEAL WITH, AND SORT OF CROSS-SELL OTHER PRODUCTS? WHAT IS YOUR EXPECTATION ON THAT?

Keh-Shew Lu - Diodes Incorporated - President and CEO

OKAY. YOU KNOW WE START WORKING ON THE PACKAGING QUALIFICATION EVEN BEFORE WE CLOSED. WE ALREADY KICK OFF THAT ACTIONS. AND SO, LET’S SAY IT TAKE THREE MONTHS FOR QUALIFICATION. IT TAKE THREE MONTHS FOR THE PCM PRODUCT TEAM TO NOTICE. YOU’RE TALKING ABOUT SIX MONTHS. AFTER THAT FOR THE GENERAL MARKET, YOU CAN START TO CONVERT. BUT FOR KEY CUSTOMER, THEN YOU NEED TO WAIT UNTIL THEY SAY OKAY. FOR THE VERY TOUGH CUSTOMER, THEY WILL JUST SAY NO; YOU GIVE ME THE SAMPLE, AND I WAIT UNTIL MY NEXT VERSION OF THE PRODUCT, THEN I WILL QUALIFY YOU BASED ON THAT, ON THE NEXT VERSION OF THEIR NEXT PRODUCT.

SO, THE EARLIEST WILL BE SIX MONTHS. BUT THEN YOU CANNOT CONVERT RIGHT AWAY. THEN YOU START FROM THE GENERAL MARKET, THE KEY CUSTOMER, THEN THE TOUGH CUSTOMER. AND THAT I CANNOT REALLY TALKING ABOUT, BECAUSE THAT REALLY IS THE CUSTOMER MAKE A DECISION. NO, WE CAN MAKE A DECISION.

Vernon Essi - Needham & Company - Analyst

OKAY, SO I GUESS MY — THIS HELPS. JUST TO CLARIFY, YOU WOULD NOT REALLY BE SEEING CROSS-SELLING REVENUE SYNERGY OF MAGNITUDE THIS CALENDAR YEAR, BECAUSE YOU’RE GOING TO MISS SORT OF THE CONSUMER SEASON. YOU MIGHT GET SOME SAMPLING TAKING PLACE. BUT, REALLY, 2014 IS WHERE YOU WOULD START TO SEE THAT.

Keh-Shew Lu - Diodes Incorporated - President and CEO

YOU ARE CORRECT. YOU KNOW, IF WANT TO SEE SOME SLIGHTLY, MAYBE 4Q THIS YEAR. BUT SIGNIFICANT WON’T BE UNTIL NEXT YEAR.

Vernon Essi - Needham & Company - Analyst

BUT THE CROSS (MULTIPLE SPEAKERS) —

Keh-Shew Lu - Diodes Incorporated - President and CEO

BUT THIS IS THE MARKET REALLY HOT, THEN IT’S A DIFFERENT STORY, RIGHT? BECAUSE WHEN YOU HAVE A MARKET REALLY HOT AND THE PRODUCTION — THE SUPPLY STARTED GETTING TIGHT, THEN WE’LL HAVE MORE WILLING TO CONVERT. BUT I DON’T THINK THIS YEAR COULD BE THAT KIND OF YEAR. I HOPE IT IS, BUT I DON’T KNOW. I DON’T THINK SO.

Vernon Essi - Needham & Company - Analyst

OKAY. ALL RIGHT, THAT’S HELPFUL. THANK YOU VERY MUCH.

Operator

TRISTAN GERRA, BAIRD.

Tristan Gerra - Robert W. Baird & Company - Analyst

WHEN WE LOOK AT THE SECOND FAB THAT BCD IS GOING TO — IS PUTTING IN PLACE CURRENTLY, ARE THERE OPPORTUNITIES? AND I KNOW IT’S GOING TO TAKE TIME FOR THEIR PRODUCTS TO MOVE TO YOUR FAB. OR HOW SHOULD I LOOK AT WHO HAS THE LOWEST PRODUCTION COSTS ON THE FRONT END?

Keh-Shew Lu - Diodes Incorporated - President and CEO

NO, WE DON’T MOVE THEIR PRODUCT INTO MY FAB, BECAUSE OUR FAB IS MORE DISCRETE FAB. AND THEY DO NOT SELL DISCRETE PRODUCT. BUT, WE HAVE MOST LIKELY TO MOVE OUR PRODUCT INTO THEIR FAB, BECAUSE THEIR FAB SUPPORTS ANALOG TYPE OF PRODUCT AND WE USING OUR FOUNDRY TO DO OUR ANALOG TYPE OF PRODUCT. THEREFORE IT WILL BE THE SYNERGY FOR US TO MOVE OUR PRODUCT INTO THEIR FAB.

Tristan Gerra - Robert W. Baird & Company - Analyst

OKAY. AND THEN, I KNOW YOU THAT YOU STILL HAVE LIMITED VISIBILITY ON DEMAND. AT THIS STAGE, DO YOU STILL PLAN ON PUTTING SOME CAPITAL EQUIPMENT IN CHENGDU THIS YEAR? OR IS IT MORE OF A 2014 RAMP?

Keh-Shew Lu - Diodes Incorporated - President and CEO

WELL, FOR CHENGDU, WE PROBABLY WILL START TO MOVE OUR PATTERN LINE FACILITY INTO OUR OWN FACILITY. IF YOU REMEMBER, WHAT WE ORIGINALLY DO IS BUILD UP THE PATTERN LINE SO WE CAN SHIP THE PEOPLE AND THE RESOURCE — STARTED GETTING TRAINING. AND THEN WE GO TO BUILD OUR OWN BUILDING. AND SO I THINK, SOMETIME DURING THIS YEAR, WE WOULD — THE BUILDING IS ALREADY COMPLETED. SO SOMETIME THIS YEAR, W WOULD START MOVE THE PATTERN LINE INTO OUR OWN FACILITY. AND THAT WAY, WE CAN EASILY TO EXPAND WHENEVER WE NEED IT AND NO LONGER CONSIDER SITE CORE. SO WE WOULD TAKE THIS OPPORTUNITY WHILE THE MARKET IS SLOW, AND WE DON’T REALLY NEED THAT FACILITY. WE CAN DO THE SITE CORE AND MOVE THE PATTERN LINE. SO IT WILL HELP US, IN THE FUTURE, MUCH EASIER TO RAMP THAT.

Tristan Gerra - Robert W. Baird & Company - Analyst

OKAY, THAT’S VERY USEFUL. AND LAST QUICK QUESTION — AT THAT POINT, WOULD YOU THEN PLAN ON MIGRATING SOME PRODUCTION FROM YOUR SHANGHAI TO CHENGDU? OR IS CHENGDU GOING TO BE ENTIRELY INCREMENTAL, AND AS SUCH, DRIVEN BY WHAT ORDER RATES AND TRENDS ARE GOING TO BE AT THAT TIME?

Keh-Shew Lu - Diodes Incorporated - President and CEO

OKAY. IT WOULD BE VERY DIFFICULT TO MOVE THE EQUIPMENT FROM ONE EXPORT ZONE TO THE OTHER EXPORT ZONE. BECAUSE DUE TO THE CHINA SITUATION, IT’S VERY DIFFICULT. THEY DON’T ALLOW YOU TO MOVE THE EQUIPMENT FROM ONE ZONE TO THE OTHER ZONE. AND YOU ALMOST NEED TO SHIP IT OUT TO HONG KONG AND THEN SHIP IT BACK IN. SO IT’S VERY DIFFICULT. THEREFORE, WE DON’T HAVE ANY PLAN TODAY TO MOVE OUR FACILITY OR OUR EQUIPMENT FROM OUR SHANGHAI TO CHENGDU. AND THEREFORE, CHENGDU WILL BE INCREMENTAL.

Tristan Gerra - Robert W. Baird & Company - Analyst

OKAY. AGAIN, IT’S VERY, VERY USEFUL. THANK YOU SO MUCH.

Operator

SHAWN HARRISON, LONGBOW RESEARCH.

Shawn Harrison - Longbow Research - Analyst

I WANTED TO JUST GET A CLARIFICATION. IF I REMEMBER CORRECTLY FROM LAST QUARTER, THE EXPECTED REVENUE CONTRIBUTION FROM PAM AND ERIS WAS EXPECTED TO BE AROUND $3 MILLION TO $4 MILLION IN THE FOURTH QUARTER. DID IT END UP BEING WITHIN THAT RANGE?

Keh-Shew Lu - Diodes Incorporated - President and CEO

YES.

Shawn Harrison - Longbow Research - Analyst

SECOND, MARK, I WAS HOPING FOR A CLARIFICATION. I BELIEVE YOU SAID DISTRIBUTION SALES, OR THE SELL-THROUGH, WAS DOWN 3.5%. INVENTORY WAS DOWN 2.5%, MEANING THAT YOUR SELL-IN WAS DOWN AROUND 6%. IS THAT A CORRECT NUMBER?

Mark King - Diodes Incorporated - SVP, Sales and Marketing

I DIDN’T SAY ANYTHING ABOUT THE SELL-IN. AND I DON’T HAVE THAT RIGHT IN FRONT OF ME. BUT IT WAS THE POS THAT WAS DOWN 3.7%, AND THE INVENTORY WAS DOWN 2.5%. LET ME SEE IF I CAN COME UP WITH THAT OTHER NUMBER.

Keh-Shew Lu - Diodes Incorporated - President and CEO

NO, YOU DO NOT TALKING ABOUT POP.

Shawn Harrison - Longbow Research - Analyst

YES, I’M TALKING — POP. I GUESS THE FOLLOW-UP QUESTION TO THAT IS, DO YOU THINK THIS SPREAD BETWEEN POINT-OF-PURCHASE AND POINT-OF-SALE WILL NARROW TO 0 DURING THE MARCH QUARTER?

Mark King - Diodes Incorporated - SVP, Sales and Marketing

YES, ACTUALLY, I THINK THAT IF THE UPTICKS THAT I KIND OF JUST TALKED ABOUT A LITTLE EARLIER — I THINK THAT POP WILL BE REQUIRED TO PASS POS FOR A PERIOD OF TIME.

Shawn Harrison - Longbow Research - Analyst

OKAY. AND THEN THAT’S — MAYBE IT’S THE MARCH QUARTER, MAYBE NOT?

Mark King - Diodes Incorporated - SVP, Sales and Marketing

YES, MAYBE LATER IN THE MARCH QUARTER. I REALLY HAVE TO SEE — IT’S REALLY — IT’S REALLY EARLY IN THE QUARTER. AND WE ARE HAPPY TO SEE THE POSITIVE SIGN, BUT CERTAINLY NOTHING TO PUT IN CONCRETE YET.

Shawn Harrison - Longbow Research - Analyst

GOT YOU. AND THEN THE FINAL QUESTION WAS ON PRICING. I DON’T THINK I’VE HEARD ANY COMMENTARY ON THAT, ABOUT THE FOURTH QUARTER. TO ME, THAT MAYBE MEANS IT WAS PRETTY BENIGN. HOW WAS PRICING DURING THE FOURTH QUARTER?

Keh-Shew Lu - Diodes Incorporated - President and CEO

WELL, IT’S THE TYPICAL. YOU KNOW I THINK WE — IN THE PAST I KEEP TALKING ABOUT TYPICALLY THE PRICES ABOUT 1% TO 2%. 1% TO 2% PER QUARTER DROP. AND WE DIDN’T SAY IT BECAUSE IT’S WITHIN THAT RANGE. IT’S A TYPICAL RANGE. AND TYPICALLY YOUR PRODUCTIVITY SHOULD BE RCOVER THOSE, AND THEN JUST WATCH OUT.

Shawn Harrison - Longbow Research - Analyst

OKAY. THANKS SO MUCH, AND CONGRATULATIONS ON THE GUIDE.

Operator

STEPHEN CHIN, UBS.

Stephen Chin - UBS - Analyst

DR. LU, A QUESTION FOR YOU FIRST, SINCE YOU’RE FRESH BACK FROM ASIA. I WAS WONDERING IF YOU HAD ANY COLOR FROM YOUR CUSTOMERS ON THEIR FEEDBACK ON THE BCD DEAL SO FAR.

Keh-Shew Lu - Diodes Incorporated - President and CEO

WELL, OUR CUSTOMER IS REALLY VERY POSITIVE ABOUT THIS, BECAUSE WITH DIODES’ CAPACITY — MANUFACTURING CAPACITY — WE CAN GIVE THEM A BETTER SUPPORT. AND WE ARE NOT TALKING OVER THEIR QUALITY IS BAD. BUT DIODES HAS A VERY GOOD QUALITY STANDING IN OUR CUSTOMER. SO I THINK THEY ALL VERY — FEEL VERY POSITIVE ABOUT WE ARE ABLE TO QUALIFY THEIR PRODUCT, AND BRING THAT LARGE CAPACITY; AT THE SAME TIME, A GOOD QUALITY PRODUCT FOR THEM. THAT DOESN’T MEAN THEIR QUALITY IS BAD. I DIDN’T SAY THAT. I’M JUST SAYING OUR CUSTOMER FEEL IS GOOD, TO BE ABLE TO GET THAT KIND OF SUPPORT.

Stephen Chin - UBS - Analyst

GOT IT. THAT’S HELPFUL. I ALSO JUST RELATED TO YOUR EXPECTATIONS FOR 2013, I WAS WONDERING, LOOKING AT YOUR DIFFERENT PRODUCT SEGMENTS, LIKE CONSUMER, COMPUTING, INDUSTRIAL COMMUNICATIONS — IS THERE A CERTAIN AREA THAT YOU EXPECT TO RUN MORE THAN THE OTHERS? FOR EXAMPLE, DO YOU EXPECT THE BULK OF YOUR GROWTH TO CONTINUE TO COME FROM PORTABLES, TABLETS, AND LED TVS? OR ARE THERE OTHERS THAT YOU THINK WE’LL SEE TREND THIS YEAR? AND ALSO RELATED, DO YOU EXPECT GROWTH TO COME FROM GREATER CONTENT OR BUSINESS AT EXISTING CUSTOMERS? OR DO YOU SEE SOME DIVERSIFICATION IN YOUR CUSTOMER BASE AT BOTH OF THOSE PARTS.

Keh-Shew Lu - Diodes Incorporated - President and CEO

OKAY, SOME OF THE QUESTIONS I WILL LET MARK KING TO ANSWER, ESPECIALLY THE SPREAD BETWEEN THE CONSUMER COMPUTER THOSE. BUT FOR US, WE DEFINITELY SEE THE IMPROVED CONTENT OF OUR PRODUCT IN THE APPLICATIONS. YOU KNOW, THAT’S WHERE OUR GROWTH COMING FROM, IS OTHER THAN MORE DESIGN WINS AND INCLUDING THAT DESIGN WIN IS MORE PRODUCT, MORE CONTENT INTO THE APPLICATIONS. AND MARK, DO YOU WANT TO ANSWER THE REST OF IT?

Mark King - Diodes Incorporated - SVP, Sales and Marketing

YES, I THINK YOU’RE GOING TO SEE PRETTY CONSISTENT FOCUS IN THAT; AND CONCENTRATION, OR CONTINUING CONCENTRATION, IN COMPUTER AND CONSUMER. I THINK THAT THAT IS THEIR STRENGTH BASE OR THEY CITE THREE C’S. THE ONE THING I’M GOING TO LET EVERYBODY KNOW — PROBABLY OVER THE NEXT SIX MONTHS WE’LL BE REVAMPING OUR SEGMENTS. BECAUSE SOME OF THE CLASSIFICATIONS BETWEEN THE THREE COMPANIES — US, PAM, AND THEM — ARE DIFFERENT. AND WE’RE GOING TO HAVE TO GO THROUGH THE CUSTOMER BASE AND LOOK AT EXACTLY WHERE WE MOVE PEOPLE AROUND TO.

BUT AGAIN, WHEN YOU GET DOWN TO THE END EQUIPMENTS, THEY ARE PRETTY MUCH THE SAME END EQUIPMENTS AND PRETTY MUCH THE SAME FOCUS. THEY MIGHT BE A LITTLE BIT MORE FOCUSED ON THE POWER SIDE ON THEIR ANALOG AND SO FORTH, BUT THEY ARE GOING — THOSE POWER DEVICES ARE GOING INTO THE SAME END EQUIPMENT, IF THAT ANSWERS YOUR QUESTION.

Stephen Chin - UBS - Analyst

PERFECT. THANKS, MARK. AND THEN JUST ONE LAST ONE IF I COULD ON THE GROSS MARGIN SIDE, FOR RICK. JUST BASED ON SOME OF THE QUESTIONS ON GROSS MARGINS EARLIER, IT SOUNDS LIKE ANY CHANGES IN CAPACITY UTILIZATION RATES — YOU HAVE AN EFFECT ON GROSS MARGIN IN THE QUARTER WHERE THOSE — WHERE THE LOADING HAS CHANGED. BUT IS THAT JUST A FUNCTION OF THE CURRENT SITUATION, WHERE INVENTORY LEVELS ARE A LITTLE BIT BELOW WHERE YOUR REVENUE LEVELS ARE CURRENTLY, AND ALSO THE INVENTORY DAYS? AND IS IT SAFE TO ASSUME THAT, IN A MORE NORMALIZED ENVIRONMENT, THE LEAD TIME MIGHT BE A LITTLE BIT LONGER, POTENTIALLY? OR THE CYCLE TIMES FOR PRODUCTS TO GO THROUGH THE — INTO THE COGS WOULD TAKE LONGER THAN A QUARTER?

Rick White - Diodes Incorporated - CFO, Secretary and Treasurer

WELL, NO. I DON’T THINK THE CYCLE TIME HAS MUCH TO DO WITH IT RIGHT NOW. AND EVEN IN THE FUTURE. IT REALLY HAS TO DO WITH THE AMOUNT OF CAPITAL EQUIPMENT YOU HAVE AVAILABLE VERSUS WHAT THE LOADING OF THAT CAPITAL EQUIPMENT IS. YOU HAVE TO HAVE — OF COURSE, YOU HAVE DEPRECIATION. YOU HAVE FIXED COSTS. YOU HAVE PEOPLE MANNING THE EQUIPMENT. SO ALL OF THOSE THINGS ADD UP. AND WHEN YOU’RE NOT UTILIZING THAT EQUIPMENT FULLY, THEN YOU JUST HAVE EXTRA COSTS THAT EATS AWAY AT THE MARGINS.

SO, AS WE ARE ABLE TO INCREASE THE LOADING, EITHER THROUGH OUR OWN SALES OR BRINGING BCD IN, THEN THAT UTILIZATION HELPS. AND I ALSO MENTIONED IN MY SPEECH THAT WE ARE — OUR NORMAL CAPEX AS A PERCENT OF REVENUE IS ABOUT 12%. AND WE ARE SAYING THAT, IN 2013, WE ARE TRYING TO HOLD THAT INTO THE 7% TO 9% RANGE. AND SO THAT WILL ALSO HELP UTILIZATION, IN THAT IF THE MARKET GROWS AND THE UNITS ARE NEEDED, THAT WE’VE HELD BACK ON THE EQUIPMENT, THEN THAT WILL HELP WITH THE UTILIZATION RATES.

Stephen Chin - UBS - Analyst

PERFECT. THANKS, RICK.

Operator

STEVE SMIGIE, RAYMOND JAMES.

Steve Smigie - Raymond James & Associates - Analyst

I WAS HOPING YOU GUYS COULD JUST COMMENT ON TWO AREAS QUICKLY. FIRST IS ON CHIP SCALE PACKAGING. I KNOW YOU’VE BEEN INVESTING A LOT THERE. IS THAT — THE PRODUCTS THAT YOU PUT INTO THAT, HAS THAT STARTED RAMPING AT THIS POINT? AND WHAT SORT OF TRACTION ARE YOU SEEING THERE? AND THEN IF YOU JUST GET A LITTLE BIT MORE DETAIL ON LOGIC, IT LOOKS LIKE YOU’RE PRETTY WELL-POSITIONED THERE. THAT UPTAKE OF THAT IN A MEANINGFUL WAY; THAT PROBABLY COMES SORT OF Q2, Q3, AS THE MARKET HEATS UP. IS THAT THE RIGHT WAY TO THINK ABOUT IT?.

Keh-Shew Lu - Diodes Incorporated - President and CEO

WELL, LET ME ANSWER THE CHIP SCALE PACKAGING, THEN I’LL LET MARK ANSWER THE OTHER QUESTION. CHIP SCALE PACKAGING, WE ALREADY ANNOUNCED IT, AND WE ACTUALLY — IT’S IN PRODUCTION FOR BOTH ANALOG AND DISCRETE BOTH. AND SO, IT’S RAMPED; AND IF CUSTOMERS NEED MORE, THAN THEN WE’LL GET MORE. BUT WE ALREADY RAMPED.

AND MARK, DO YOU WANT TO ANSWER THE OTHER QUESTION?

Mark King - Diodes Incorporated - SVP, Sales and Marketing

YES, I THINK THE LOGIC THING IS GOING QUITE WELL. OUR POSITION AND OUR REVENUE — I THINK WE, OR I, MENTIONED THAT WE DOUBLED OUR REVENUE IN THE QUARTER. LOGIC IS A LONG HAUL AGAINST LARGE COMPETITORS. BUT WE ARE MAKING CONTINUED PROGRESS AT OUR KEY ACCOUNTS. AND I EXPECT TO SEE CONTINUED REVENUE GROWTH QUARTER AFTER QUARTER. IT’S I THINK IT’S JUST GOING TO BE — IT’S JUST GOING TO — IT GOES ALONG WITH THE REST OF OUR STUFF. SO WE ARE QUITE EXCITED ABOUT IT.

WE’VE HAD A LOT OF NEW PRODUCTS IN THERE. WE’RE FINALLY GETTING TO THE SCALE, AND NUMBER OF PART NUMBERS, AND PRODUCT MIX, AND DEPTH THAT OUR CUSTOMERS REQUIRE. SO IT’S GETTING MORE AND MORE AND MORE TRACTION. WE ARE GETTING MORE AND MORE TRACTION FROM THE CHANNEL. SO WE ARE QUITE POSITIVE ABOUT THE LONG-TERM FUTURE.

Steve Smigie - Raymond James & Associates - Analyst

GREAT. THANKS A LOT.

Operator

THIS CONCLUDES THE QUESTION-AND-ANSWER PORTION FOR TODAY’S CALL. I’D LIKE TO TURN THE CALL BACK TO DR. KEH-SHEW LU FOR CLOSING REMARKS.

Keh-Shew Lu - Diodes Incorporated - President and CEO

WELL, THANK YOU FOR YOUR PARTICIPATION TODAY. OPERATOR, YOU MAY NOW DISCONNECT.

Operator

THANK YOU EVERYONE FOR PARTICIPATING IN TODAY’S CONFERENCE. THIS CONCLUDES TODAY’S CONFERENCE. YOU MAY NOW DISCONNECT, AND HAVE A GREAT NIGHT.